INVESTOR DAY 2026 September 29, 2026

I N V E S T O R D A Y Safe Harbor This presentation and the accompanying oral presentation have been prepared by MongoDB, Inc. (“MongoDB” or the “company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or MongoDB or any officer, director, employee, agent or advisor of MongoDB. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof, unless otherwise indicated. 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These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and our Quarterly Report on Form 10-Q for the quarter ended July 31, 2026 and in other filings and reports we may file from time to time with the SEC. This presentation includes market and industry data and forecasts that the company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. 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Free cash flow represents net cash from/used in operating activities, less capital expenditures, principal payments of finance lease liabilities and capitalized software development costs, if any. MongoDB uses free cash flow to understand and evaluate its liquidity and to generate future operating plans. The exclusion of capital expenditures, principal payments of finance lease liabilities and amounts capitalized for software development facilitates comparisons of MongoDB's liquidity on a period-to-period basis and excludes items that it does not consider to be indicative of its liquidity. MongoDB believes that free cash flow is a measure of liquidity that provides useful information to investors in understanding and evaluating the strength of its liquidity and future ability to generate cash that can be used for strategic opportunities or investing in its business in the same manner as MongoDB's management and board of directors. 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With respect to our forward-looking non-GAAP financial measures, we have not provided a reconciliation of such measures to the most directly comparable GAAP measures for long-term future guidance beyond FY 2027 because certain items are out of our control or cannot be reasonably predicted without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular stock-based compensation expense. Except as required by law, we undertake no obligation to update any forward-looking statements included in this presentation as a result of new information, future events, changes in expectations or otherwise. Nothing in this presentation is, and should not be construed as, an offer to sell or a solicitation of an offer to buy, any securities.

AGENDA

INVESTOR DAY

September 29, 2026

1. **Welcome**
   Jess Lubert, Vice President, Investor Relations

2. **CEO Transition Comments and Q&A**
   Mike Berry, Chief Financial Officer
   Dev Ittycheria, Interim President & Chief Executive Officer

3. **Market Opportunity & Strategy**
   Dev Ittycheria, Interim President & Chief Executive Officer

4. **Products Innovations**
   Ben Cefalo, Chief Product Officer, Core Products

5. **AI Innovations**
   Pablo Stern-Plaza, Chief Product Officer, AI & Emerging Products
   Vikas Agarwal, SVP, Head of Enterprise Data Platforms, Citizens Bank

6. **AI Customer Feature**
   Madhav Jha, Co-founder & CTO, Emergent Labs

7. **Go-to-Market & Partnerships**
   Ryan Mac Ban, Chief Revenue Officer
   Erica Volini, Chief Customer Officer

8. **Financial Update**
   Mike Berry, Chief Financial Officer

9. **Q&A**

MongoDB. INVESTOR DAY

CONFIDENTIAL AND NOT
FOR EXTERNAL DISTRIBUTION

4

I N V E S T O R D A Y DURABLE GROWTH IN A LARGE MARKET Dev Ittycheria Interim President & Chief Executive Officer

I N V E S T O R D A Y THE INTELLIGENT DATA PLATFORM FOR THE AI ERA

I N V E S T O R D A Y We are capturing our large market opportunity all figures in USD billions Source: IDC, Data Management Software Market, September 2026 $93 $108 $123 $139 $156 $174 $193 2029 20302024 2025 2026 2027 2028 $0.6 $0.9 $1.3 $1.7 $2.0 $2.5 FY21 FY22 FY23 FY24 FY25 FY26 *FY27 Guidance (High End) $3.0 +12% CAGR 2026 to 2030 +28% CAGR Past (2024-2025) Future (2026-2030) Total Revenue

Customer growth is strong and diverse across industries


23% CAGR
20,200
29,000
37,000
45,000
50,700
59,900
70,600
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27


Software/ Technology
Financial Services
Business Services
Manufacturing
Healthcare & Insurance
Retail
Media & Entertainment

MongoDB INVESTOR DAY

I N V E S T O R D A Y Our market has expanded because of AI Source: IDC, Data Management Software Market, September 2026 $93 $108 2029 20302024 2025 2026 2027 2028 New customers New workloads GROWTH VECTORS More workloads

MongoDB delivers the capabilities that AI apps require

Real-time context	Precise retrieval	Scale & elasticity	Enterprise trust	Run anywhere

MONGODB'S ANSWER

Real-time context	Precise retrieval	Scale & elasticity	Enterprise trust	Run anywhere
Document model + Agent Memory	Vector + Full Text Search, Voyage AI	MongoDB 9.0 + Atlas Infinite	Queryable Encryption, built-in governance	Portable across on-prem, multi-cloud, and hybrid

MongoDB. INVESTOR DAY

MongoDB in the enterprise — core expanding to AI

Global U.S. Healthcare Leader

22x ATLAS ARR INCREASE IN 3.5 YRS

CORE

Modernized claims processing platform

AI

AI benefits application

Media & Entertainment Conglomerate

3x ATLAS ARR INCREASE IN 12 MONTHS

CORE

Streaming business, user preference system

AI

AI video search

Top European Retailer

7x ATLAS ARR INCREASE IN 3 YRS

CORE

Moved large ERP off of Oracle and onto MongoDB

AI

AI customer service chatbot

MongoDB. INVESTOR DAY

I N V E S T O R D A Y AI-natives and frontier labs are building and scaling on our full platform LAB 1 LAB 2 LAB 3

Early strong results on our managed MCP server launch — making MongoDB a first-class data platform for agents

ATLAS MANAGED MCP SERVER LAUNCH: 8X GROWTH SINCE WEEK 1


Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7

Coding Agents
- Claude Code
- Codex
- Grok Build
- Devin

Conversational
- ChatGPT
- Claude
- Grok

IDEs
- Cursor

MongoDB. INVESTOR DAY

A strong track record of product innovation

2023
Atlas Vector Search
MongoDB 7.0
Atlas Relational Migrator
Queryable Encryption

2024
MongoDB 8.0
Atlas Stream Processing
Atlas Search Nodes

2025
Acquisition of Voyage AI
MongoDB AMP

2026
EA Full Text Search
EA Vector Search,
Atlas auto-embedding
Voyage rerankers
Managed MCP Server

MongoDB. INVESTOR DAY

New product announcements today

MONGODB 9.0

GA

2x higher throughput
35% faster reads
30% faster updates

ATLAS INFINITE

PUBLIC PREVIEW

Built for highly elastic workloads
Decoupled storage and compute
96%+ faster time to scale
10x more storage per shard

ATLAS AGENT ENGINE

PUBLIC PREVIEW

Memory, runtime and governance for running agents in production, on the same data layer customers already trust

MongoDB. INVESTOR DAY

I N V E S T O R D A Y Product Innovation Acceleration World Class Go to Market DURABLE GROWTH DRIVERS

I N V E S T O R D A Y Key go-to-market investment areas Building momentum with our largest customers at an executive level Increasing multi-product platform adoption Investing in stronger AI Native customer acquisition Accelerating legacy modernization opportunities Deepening our partner ecosystem Continuing geo and vertical investments

I N V E S T O R D A Y Where I’m focused Execute on Product & GTM Find my successor Drive momentum Drive momentum Provide a seamless transition

I N V E S T O R D A Y CORE PLATFORM INNOVATIONS Ben Cefalo Chief Product Officer, Core

I N V E S T O R D A Y MongoDB is the Intelligent Data Platform for the AI era Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine Three core investments that drive growth Run Anywhere & Enterprise Advanced Doubling down MongoDB 9.0 Enterprise proven real-time data Mission-critical elasticity Atlas Infinite

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent EngineATLAS AGENT ENGINE Memory & Context Secure governed Agentic Runtime Database Policy guardrails Three core investments that drive growth Run Anywhere & Enterprise Advanced Doubling down MongoDB 9.0 Enterprise proven real-time data Mission-critical elasticity Atlas Infinite

I N V E S T O R D A Y The option to Run Anywhere is critical for enterprises REGULATION CONTROL RESILIENCE

2016

ATLAS

BYO KMS | Performance Advisor | Query Profiler | Tunable IOPs | AI Cluster Assistant | OIDC

Multi-Region Clusters | Multi-Cloud Clusters | Predictive Auto-Scaling | Full-text Search | Dedicated Search Nodes

A DECADE OF INNOVATION

VPC Peering | Terraform Provider | Online Archive | Local NVMe Storage | Resource Policies

PrivateLink | Snapshot Export | System Logs Export | Vector Search | Re-sharding | Single Sign-On

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 2016 ~20 MILLION users since inception 3 TRILLION queries per day ATLAS Strengthens our Run Anywhere strategy

I N V E S T O R D A Y Builders start their journey with MongoDB Avg Atlas free tier clusters each quarter 500K Avg Community downloads each quarter 150M

I N V E S T O R D A Y APPLICATION Atlas for Government Atlas Multi-cloud Self-managed Run Anywhere broadens our opportunity by enabling portability for customers

I N V E S T O R D A Y Full Text Search & Vector Search for Enterprise Advanced Investing in self-managed workloads

I N V E S T O R D A Y Environment choice matters more than ever for enterprises The option to self-manage strengthens our Run Anywhere story and broadens our opportunity We are committed to making Enterprise Advanced a growth driver Run Anywhere & Enterprise Advanced Doubling down 01 02 03

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine Three core investments that drive growth Run Anywhere & Enterprise Advanced Doubling down Mission-critical elasticity Atlas Infinite9.0 Enterprise proven real-time data

Delivering database innovation since inception

4.0 — 2018

- Replica set transactions
- Faster shard migrations
- Change streams on databases & deployments
- Atlas Global Clusters
- Atlas HIPAA
- Atlas LDAP
- Atlas Audit
- Atlas Encrypted Storage Engine
- Atlas Backup Snapshots
- Retryable writes
- Schema validation
- Type conversions
- Snapshot reads
- Non-blocking secondary reads
- SHA-2 & TLS 1.1+

4.2 — 2019

- Distributed transactions
- Client-side field level encryption
- Materialized views
- Wildcard indexes
- Global point-in-time reads
- Large transactions
- Mutable shard key values
- Expressive updates
- Apache Kafka Connector
- Retryable reads
- New index builds
- Faster stepDown
- Storage node watchdog
- Zstandard compression

4.4 — 2020

- Union ($unionWith)
- Custom aggregation expressions
- Refinable shard keys
- Compound hashed shard keys
- Mirrored reads + Hedged reads
- Resumable initial sync
- Time-based oplog retention
- Simultaneous indexing
- Hidden indexes
- Streaming replication
- Global read/write concerns
- TLS 1.3 & faster client auth
- Faster cert revocation checks
- Kerberos utility
- Auto-scaling
- Schema recommendations
- AWS IAM authentication
- Atlas x509 authentication
- Atlas Online Archive
- Federated queries
- Multi-cloud clusters

5.0 — 2021-2022

- Stable API
- Time series collections
- Window functions
- Live resharding
- Client-side field level encryption with on-premises key managers
- Long-running snapshot reads
- Majority write concern default
- Schema validation diagnostics
- Resumable index builds
- New MongoDB Shell GA
- PyMongoArrow API
- x509 certificate rotation
- Auditing++

6.0 — 2022-2023

- Queryable Encryption (preview)
- Clustered indexes
- Sharded $lookup & $graphLookup
- Faster initial sync
- New accumulator operators
- $densify & $fill
- Cluster-to-cluster sync
- Independent node scaling
- $lookup performance
- Secondary indexes for TS
- TS read performance
- Atlas Data Federation
- Charts embedding
- Atlas SQL interface
- Encrypted audit log
- Change stream improvements

7.0 — 2023-2024

- Vector Search (preview)
- Queryable Encryption GA
- Queryable Encryption range queries (preview)
- Improved query execution
- Compound wildcard indexes
- Approximate percentiles
- Shard key analysis
- updateOne without shard key
- Shard chunk auto-merger
- Large change stream events
- OpenID Connect
- AWS, Azure, Google Cloud identity management
- User roles system variable
- Live Migration from 6.0+

8.0 — 2024-2025

- Vector Search GA
- Exact nearest neighbor search
- AI framework integrations
- Queryable Encryption range queries GA
- Multi-region search nodes
- Faster auto-scaling
- Express query path
- TS block processing
- Persistent query settings
- Query shape blocking
- Default read timeouts
- Query stats ($queryStats)
- Improved memory mgmt
- Embedded config servers
- Move collections
- Unshard collections
- Faster resharding
- Multi-collection bulkWrite
- Faster replication
- Resource policies
- Industry-standard audit log format

MongoDB. INVESTOR DAY

I N V E S T O R D A Y ~80% Atlas Fleet The impact of version 8 is showing with our customers 2x Faster adoption than previous releases

I N V E S T O R D A Y MONGODB 9.0 GA

I N V E S T O R D A Y MongoDB 9.0 Raising the Bar 20% higher transaction workload throughput 35% faster reads 30% faster updates 2x more throughput on large instances * compared to MongoDB v8.0 Atlas Gen 1

I N V E S T O R D A Y 9.0 VIDEO TESTIMONIAL

QUERYABLE ENCRYPTION

Makes MongoDB suitable for applications with **highly sensitive** data

Industry first and industry only

GENERAL AVAILABILITY

Prefix, suffix, and substring

```
NAME STARTS WITH “Elizab”
CC ENDS WITH “6789”
MED NOTE CONTAINS “fever”
```

Available everywhere you run

MINISTÈRE DE L'INTÉRIEUR ET DES OUTRE-MER
Liberté Égalité Fraternité

ANFSI

Leading Financial Institution

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 9.0 sets a new bar for database performance and scale Meeting the demands of modern and AI applications customers are building today9.0 Enterprise proven real-time data 01 02

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine Three core investments that drive growth Run Anywhere & Enterprise Advanced Doubling down Database 9.0 Enterprise Proven real-time data Mission-critical elasticity Atlas Infinite

I N V E S T O R D A Y User-Driven Workloads Intensity & scale means something different for Users vs. Agents Predictable cadence & intensity

I N V E S T O R D A Y User-Driven Workloads Agentic Workloads Bursty, unpredictable & intensePredictable cadence & intensity Intensity & scale means something different for Users vs. Agents

Extreme Elasticity Atlas Infinite delivers…

Extreme Elasticity Fine-Tunable Performance & Scaling Atlas Infinite delivers…

Extreme Elasticity Fine-Tunable Performance & Scaling Familiar Atlas Experience Atlas Infinite delivers…

I N V E S T O R D A Y Some of our largest customers saw incredible gains with Infinite Cybersecurity Financial Services Insurance Retail Media & Entertainment 55% more transactions per second (Fintech payment platform) 4x peak traffic load (Fraud prevention platform) Manufacturing Icon Solutions

I N V E S T O R D A Y ATLAS INFINITE VIDEO TESTIMONIAL

I N V E S T O R D A Y Compute Storage VERTICAL SCALING HORIZONTAL SCALING Compute Storage Compute Storage Compute Storage Compute Storage Compute Storage

I N V E S T O R D A Y Compute Storage SEPARATE STORAGE & COMPUTE Compute Storage Storage Storage Storage Compute 1 Compute Compute

I N V E S T O R D A Y Compute Storage SEPARATE STORAGE & COMPUTE Compute Storage Storage Storage Storage Compute Compute Compute Separating storage and compute unlocks opportunities for M ngoDB

~100% Faster to add read capacity ~200 % More performance per dollar on I/O-heavy workloads 10x More storage per shard (128TB) Atlas Infinite Staying ahead of demand

I N V E S T O R D A Y Perfect for the bursty nature of agentic applications Expands to new opportunities where compute & storage separation are critical Atlas Infinite Mission-critical elasticity Atlas Infinite will be a win for customers and drive growth for MongoDB

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine Three core investments that drive growth Run Anywhere & Enterprise Advanced Doubling down 9.0 Enterprise proven real-time data Mission-critical elasticity Atlas Infinite

I N V E S T O R D A Y MongoDB is the Intelligent Data Platform for the AI era Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine

53

I N V E S T O R D A Y AI INNOVATIONS Pablo Stern Chief Product Officer, AI & Emerging Products

I N V E S T O R D A Y Enterprises and AI natives are using our platform across a range of AI use cases

I N V E S T O R D A Y Why MongoDB wins in AI Showing up for Builders Our platform is perfect for AI New capabilities get agents to production

I N V E S T O R D A Y Showing up for Builders Our platform is perfect for AI New capabilities get agents to production Why MongoDB wins in AI

Agents will love MongoDB because we show up in the tools & stacks Builders use

Answer engines	AI frameworks	Coding agents	AI platforms
ONGOING	ONGOING	AUGUST	NEW
>50%	**Framework Support**	**Frontier Marketplace Plugins**	**AI Platform Integrations**
Improved accuracy in high fit scenarios	LangChain, LlamaIndex, CrewAI, Mastra	Codex, Claude, Gemini, Grok Build, Devin, Cursor	Vercel + v0, Monk, Retool, Emergent

MongoDB. INVESTOR DAY

I N V E S T O R D A Y Agents will love MongoDB because we show up in the tools & stacks Builders use 8X GROWTH SINCE WEEK 1 Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 AUGUST Atlas Managed MCP Server

I N V E S T O R D A Y Showing up for Builders Our platform is perfect for AI New capabilities get agents to production Why MongoDB wins in AI

I N V E S T O R D A Y Database Full Text Search Embeddings RerankersVector Search {JSON} Document Model Agent Engine MongoDB native AI retrieval delivers accuracy and reduces cost, which is make-or-break for AI and agents

I N V E S T O R D A Y Full Text Search Vector Search Embeddings Rerankers VOYAGE AI VOYAGE AI

I N V E S T O R D A Y 2x Voyage AI customer count growth (QoQ) Vector Search - Customer Count We are seeing strong product traction with Vector Search & Voyage AI Vector Search customer count growth (2 years) 4x

I N V E S T O R D A Y Enterprises & AI Natives are building on our AI capabilities ENTERPRISES AI NATIVES

I N V E S T O R D A Y PLANNING ACTIONPERCEPTION MEMORY READY FOR DESIGN

Our platform is the ideal layer for agent memory

Full-Text Search, Vector Search, and Voyage AI are native to our platform and deliver precise retrieval.

As memories change shape, the document model & JSON naturally handle it. Rigid relational databases don't.

MongoDB. INVESTOR DAY

I N V E S T O R D A Y Showing up for Builders Our platform is perfect for AI New capabilities get agents to production Why MongoDB wins in AI

I N V E S T O R D A Y PUBLIC PREVIEW ATLAS AGENT ENGINE READY FOR DESIGN Open, secure & governed agentic infrastructure

Atlas Agent Engine positions us to capture more of the agentic stack

MEMORY & CONTEXT-AWARE

PROBLEM

Agents that forget or misjudge context compound their mistakes.

WHAT WE DELIVER

Agent Engine provides **Agent Memory** so agents can learn and adapt over time.

SECURE & GOVERNED

PROBLEM

Enterprises won't deploy agents they can't trust to behave.

WHAT WE DELIVER

Agent Engine includes **governance and guardrails** that keep agent actions safe and compliant.

OPEN & FLEXIBLE

PROBLEM

Enterprises don't want to bet on one model, framework, cloud, or environment.

WHAT WE DELIVER

Agent Engine is **open**, so enterprises **don't have to re-architect** their agents as the landscape changes.

MongoDB. INVESTOR DAY

Atlas Agent Engine is the infrastructure to Build, Deploy, Run and Govern Agents in production



BUILD
DEPLOY
RUN
GOVERN
AI Ecosystem
Frameworks
LLMs
Evals
Atlas Agent Engine
Identity
Governance & Policies
Agent Runtime
Agent Memory
Sandboxing
Tools & MCP
Operations
Monitoring
Logs
Audit
Enterprise Data Sources

MongoDB INVESTOR DAY

I N V E S T O R D A Y Financial Services Manufacturing Financial Services Healthcare & Insurance Private Preview customers across a range of industries and use cases have been hands-on with Atlas Agent Engine Manufacturing Healthcare & Insurance Technology

I N V E S T O R D A Y ATLAS AGENT ENGINE VIDEO TESTIMONIAL

I N V E S T O R D A Y Citizens Bank Vikas Agarwal SVP, Head of Enterprise Data Platforms, Citizens Bank CUSTOMER CONVERSATION

I N V E S T O R D A Y NEW EXISTING Memory Database Runtime AI Retrieval Capabilities Voyage AI Atlas Agent Engine introduces new components to our platform that drive Atlas consumption

Atlas Agent Engine delivers Builders the critical capabilities to get agents into production

	MONGODB	HYPERSCALERS	MODEL PROVIDERS	ANALYTICS PLATFORMS
MEMORY & CONTEXT-AWARE				
Enterprise Proven OLTP	✓	✓	✗	✗
Native Memory & Context	✓	✗	✗	✗
SECURE & GOVERNED				
Centralized Cost & Policy Guardrails	✓	✗	✗	✗
Agent & Tool Isolation	✓	✗	✗	✗
OPEN & FLEXIBLE				
Run Anywhere	✓	✗	✗	✗
Multi-LLM	✓	✓	✗	✓

MongoDB. INVESTOR DAY

I N V E S T O R D A Y Showing up for Builders Our platform is perfect for AI New capabilities get agents to production AGENT ENGINE Why MongoDB wins in AI

I N V E S T O R D A Y Emergent Labs Madhav Jha Co-founder & CTO Emergent Labs CUSTOMER CONVERSATION

I N V E S T O R D A Y GO-TO-MARKET & PARTNERSHIPS Ryan Mac Ban Chief Revenue Officer

I N V E S T O R D A Y WHY MONGODB, WHY NOW PEOPLE TECHNOLOGY TIMING

I N V E S T O R D A Y There’s never been a better time to be a customer, or a better time to lead, at MongoDB .

I N V E S T O R D A Y 6 quarters Consecutive Atlas net dollar growth 29% YoY Atlas growth for 5 quarters 36% YoY EA growth 70,000 + Customers 2,900 New customers 17% Growth in number of $100K+ & $1M+ ARR customers As of Q2FY27 Q2 continued to deliver outstanding results

I N V E S T O R D A Y Executive Buyer Engagement GTM Platform Specialization Legacy Migration Opportunity and Partners WHERE WE WILL INVEST 01. 02 . 03.

01 Executive Buyer Engagement

$5B+ Our path is accelerated through the executives in the enterprise

200+ customer engagements in Q2 across MongoDB executive suite

01 Going deeper, wider across the enterprise

02 Investing in vertical depth

FINANCIAL SERVICES	HEALTH CARE	DIGITAL & AI NATIVES	PUB SEC
nationwide	McKESSON	IIElevenLabs	CHICAGO
WELLS FARGO	novo nordisk	coinbase	SWISS POST

03 Region Specific Investment

US FED

APJ

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 70K Customers Upsell and Cross-sell Opportunity 02 GTM Platform Specialization Platform Specialization converts innovation into revenue Continuous Feedback Loop keeps our roadmap aligned with customer needs Atlas Reacceleration while scaling new products

I N V E S T O R D A Y $10B TAM 03 Legacy Migration Opportunity and Partners AI Tooling has transformed the modernization process Oracle, SQL, relational workloads can migrate to MongoDB at record pace. Two Parallel Channels ● Direct to existing customers ● Partner-led to new markets+ MongoDB AMP

I N V E S T O R D A Y THIS IS OUR PATH TO $5B+ AND DRIVING DURABLE GROWTH Executive Buyer Engagement GTM Platform Specialization Legacy Migration Opportunity and Partners 01. 02 . 03.

I N V E S T O R D A Y Erica Volini Chief Customer Officer GO-TO-MARKET & PARTNERSHIPS

I N V E S T O R D A Y 1998 2021 2026 Ensure an outstanding customer experience . Remit of the Chief Customer Officer:

WE NEED AN ECOSYSTEM No one wins the AI era alone. to embed the MongoDB data platform where enterprise decisions are actually being made.

I N V E S T O R D A Y Customers judge value on the output Enterprises are launching AI pilots Transformation means rethinking your technology Customers judge value on the outcome Enterprises are launching AI in production Transformation means rethinking how work gets done WHERE WE WERE WHERE WE ARE GOING THE SHIFTS DRIVING OUR PARTNER STRATEGY

I N V E S T O R D A Y Partners will be our scale engine to surpass $5B+

I N V E S T O R D A Y FOUR LEVERS THAT POWER OUR ECOSYSTEM Data layer in SI agentic stacks 01 Co-innovate with hyperscalers and neo-clouds 02 Integrate across the AI ecosystem 03 04 Embed with industry ISVs

I N V E S T O R D A Y 01 Integrating across every aspect of the AI ecosystem.

I N V E S T O R D A Y 01 AI ecosystem FRAMEWORKS API BUILDER PLATFORMS MongoDB is investing to become the default data platform anywhere modern builders already work. FRONTIER LABS

I N V E S T O R D A Y 01 AI ecosystem 460+% YoY influenced revenue growth 15+ Live integrations 220K Weekly downloads

I N V E S T O R D A Y 02 Becoming the default, embedded data layer inside SI agentic stacks.

I N V E S T O R D A Y Six of the world’s largest SIs are embedding MongoDB’s data platform into their agentic stacks 02 SI agentic stacks

02 SI agentic stacks

SI launch partners are already using and selling Atlas Agent Engine

USE CASES IDENTIFIED ACROSS THE ENTERPRISE

OIL & GAS ASSISTANT	FRAUD PREVENTION	UNDERWRITING
SPACE UTILIZATION	CLAIM PROCESSING	CONTACT CENTER MANAGEMENT
BUSINESS LOAN PLATFORM	FORECASTING	DATA VALIDATION

SI partners are poised to be the delivery and implementation engine for agentic transformation with MongoDB

STOR DAY

02 SI agentic stacks

Infosys

"By combining Infosys Topaz and our experience in helping enterprises navigate large-scale AI transformation with Atlas Agent Engine, we are enabling clients to build intelligent systems that can reason, adapt, and deliver value in real-world business environments."

- Balakrishna D. R.
EVP and Global Services Head, AI and Industry Verticals

accenture

"Combined with Accenture's governance, architecture, and deep industry expertise, MongoDB Atlas Agent Engine creates a powerful foundation for accelerating AI transformation and delivering outcomes at scale."

- Ram Ramalingam
Global Lead, SW Engineering and Head of RDE

cognizant

"Cognizant designs, orchestrates and operationalizes agentic systems across the AI lifecycle, and MongoDB's Atlas Agent Engine is designed to give that work a governed, context-aware foundation to build on"

- Naveen Sharma
Global Head of AI & Analytics

tcs

"By combining TCS's 'Smart data for smarter AI' framework with MongoDB's Atlas Agent Engine, we help enterprises create a context-aware foundation where agents can understand business meaning, reason with confidence, and act in real time."

- Satish Byravan
Global Head, Data & Analytics

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 03 Co-innovating with leading hyperscalers and neo-clouds.

I N V E S T O R D A Y Named a Partner of the Year

I N V E S T O R D A Y 03 Hyperscalers neo-clouds Customers’ choice in cloud providers has exploded in recent years

I N V E S T O R D A Y Building and scaling with cloud providers ● Expanding existing cloud partnerships ● Establish new speciality and neo-cloud partnerships ● Co-innovating to deliver customer outcomes together transaction volume moved every 24 hours payments at peak months to production £1.5B3M <8 "Possibly a world first, definitely a UK first — and all powered by MongoDB." - Schoonderwoerd, Nationwide + 2 hyperscalers+

I N V E S T O R D A Y 04 Becoming the default data platform for industry ISVs.

04 Industry ISVs

INDUSTRY	SOLUTION
BigID — CYBER	BigID runs on MongoDB Atlas, with Vector Search, to catalog and protect sensitive data across structured and unstructured sources.
Clinical Research & Healthcare Leader — MEDICAL	Their industry-leading clinical research platform is integrating MongoDB EA so customers can opt-in to both research services and data management at once.
ada — CX	Ada's AI-powered customer service automation platform is built on MongoDB Atlas, using Change Streams & Queryable Encryption to train models in real time while keeping conversations private.
emergent — AI PLATFORM	Emergent Labs' vibe coding AI platform runs on MongoDB Atlas as its default database. Flexible schema lets agents evolve app data structures on the fly. Nearly 2 million apps built (50,000+ deployed) in four months.

A workload secured by an ISV can become a workload won for MongoDB.

MongoDB. INVESTOR DAY

I N V E S T O R D A Y FOUR LEVERS THAT POWER OUR ECOSYSTEM Data layer in SI agentic stacks 01 Co-innovate with hyperscalers and neo-clouds 02 Integrate across the AI ecosystem 03 04 Embed with industry ISVs

THE REACH IS THEIRS. WHAT POWERS IT IS OURS.

109

I N V E S T O R D A Y Safe Harbor This presentation and the accompanying oral presentation have been prepared by MongoDB, Inc. (“MongoDB” or the “company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or MongoDB or any officer, director, employee, agent or advisor of MongoDB. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof, unless otherwise indicated. 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These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (“SEC”), including under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and our Quarterly Report on Form 10-Q for the quarter ended July 31, 2026 and in other filings and reports we may file from time to time with the SEC. This presentation includes market and industry data and forecasts that the company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. 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Subsequent materials may be provided by or on behalf of the company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: non-GAAP income from operations, non-GAAP operating margin, free cash flow and free cash flow conversion. Non-GAAP income from operations and non-GAAP operating margin exclude expenses associated with stock-based compensation including employer payroll taxes upon the vesting and exercising of stock-based awards and expenses related to stock appreciation rights previously issued to our employees in China, amortization of intangible assets for the acquired technology and acquired customer relationships associated with prior acquisitions, certain acquisition-related costs and other, including due diligence costs, professional fees in connection with an acquisition and certain integration-related expenses, legal costs and settlement fees incurred in connection with non-ordinary course litigation, particularly ongoing securities litigation, and restructuring costs associated with a formal restructuring plan that are primarily related to workforce reductions. The Company excludes these expenses because they are not reflective of ordinary course ongoing business and operating results. Free cash flow represents net cash from/used in operating activities, less capital expenditures, principal payments of finance lease liabilities and capitalized software development costs, if any. MongoDB uses free cash flow to understand and evaluate its liquidity and to generate future operating plans. The exclusion of capital expenditures, principal payments of finance lease liabilities and amounts capitalized for software development facilitates comparisons of MongoDB's liquidity on a period-to-period basis and excludes items that it does not consider to be indicative of its liquidity. MongoDB believes that free cash flow is a measure of liquidity that provides useful information to investors in understanding and evaluating the strength of its liquidity and future ability to generate cash that can be used for strategic opportunities or investing in its business in the same manner as MongoDB's management and board of directors. MongoDB uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating MongoDB's ongoing operational performance. MongoDB believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in MongoDB's industry, many of which may present similar non-GAAP financial measures to investors. Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies may report non-GAAP income from operations, non-GAAP operating margin, free cash flow and free cash flow conversion or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as presented below. This presentation and any future presentations containing such non-GAAP reconciliations can also be found on the Investor Relations page of MongoDB's website at https://investors.mongodb.com. With respect to our forward-looking non-GAAP financial measures, we have not provided a reconciliation of (i) non-GAAP free cash flow conversion to the most directly comparable GAAP measure for FY 2027 guidance or (ii) all forward-looking non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures for long-term future guidance beyond FY 2027, because certain items are out of our control or cannot be reasonably predicted without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular stock-based compensation expense. Except as required by law, we undertake no obligation to update any forward-looking statements included in this presentation as a result of new information, future events, changes in expectations or otherwise. Nothing in this presentation is, and should not be construed as, an offer to sell or a solicitation of an offer to buy, any securities.

I N V E S T O R D A Y FINANCIAL UPDATE Mike Berry Chief Financial Officer

I N V E S T O R D A Y 112 Themes of the discussion today 01 Strong track record of following through on commitments Strong track record of following through on commitments 02 Growth is real and durable The growth is real and durable Revenue growth drives margin expansion03 AI and new product innovations are growth vectors04 Long-term model reflects confidence in growth and operating leverage05

I N V E S T O R D A Y 01 HITTING OUR COMMITMENTS

We are delivering on our commitments

INVESTOR DAY FY26 COMMITMENTS	FY26 ACTUALS	FY27 GUIDANCE [1] (High End)
Atlas Growth: 20%+	28.7%	~27%
EA & Other Growth: low-to-mid single digits	7.3%	~11%
Revenue Growth: high teens	22.8%	21-23%
Operating Margin [2]: 100-200 bps on average every year	18.5% (+360 bps YoY)	~21.0% (+250 bps YoY)
FCF Conversion [2, 3, 4]: 80-100%	108% FCF Conversion	Upper-end of target range

(1) Current guidance are forward looking statements as of September 1, 2026. The presentation does not constitute re-affirmation or update to guidance as of any other date. See Safe Harbor for important information about these assumptions and forward-looking statements.

(2) Operating Margin and FCF Conversion are non-GAAP measures. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures for historical periods is included in the Appendix to this presentation.

(3) FCF Conversion is defined as free cash flow / non-GAAP income from operations.

(4) Reconciliations of forward-looking non-GAAP free cash flow conversion to the most directly comparable GAAP measure are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.

MongoDB. INVESTOR DAY

I N V E S T O R D A Y We provided more visibility into the business Providing guidance for Atlas revenue growth As of Q2 FY26 Sharing EA & Other ARR growth As of Q2 FY26 Introducing the long-term model As of September FY26

I N V E S T O R D A Y 02 GROWTH IS REAL & DURABLE

I N V E S T O R D A Y +12% CAGR 2026 to 2030 We are pursuing a large and growing market opportunity 117 Past (2024-2025) Future (2026-2030) Note: All figures in USD billions. | Source: IDC Database Management Systems Software TAM (September 2026). 2024 2025 2026 2027 2028 2029 2030 $93 $108 $123 $139 $156 $174 $193

I N V E S T O R D A Y 118 Atlas and EA are both healthy, independent growth engines (1) Current guidance are forward-looking statements as of September 1, 2026. This presentation does not constitute re-affirmation or update to guidance as of any other date. See Safe Harbor for important information about these assumptions and forward-looking statements. (2) EA & Other growth refers to the year-over-year growth rate for EA & Other subscription revenue only and does not include Professional Services revenue. We have a history of strong revenue growth Total Revenue ($M) $381 $492 FY22 $874 $476 $808 $578 $1,105 $601 $1,405 $656 $1,808 FY23 FY24 FY25 FY26 FY27 Guidance (High End)1 $1,284 $1,683 $2,006 $2,464 $3,030 +28% CAGR Atlas EA & Other + Services 2

I N V E S T O R D A Y 119 Net Atlas Revenue Added Year-Over-Year ($M) Atlas revenue dollars have grown year-over-year for the past 6 quarters Atlas Revenue Added Year-Over-Year ($M) Q1 FY25 $76 FY26 FY27 Guidance (High End)1 $72 $76 $76 $82 $99 $108 $114 $117 $127 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 Q1 FY27 Q2 FY27

EA is also exhibiting solid growth

Customers continue to expand their self-managed footprints to support both traditional and AI applications

Quarterly EA & Other ARR Growth


7%
5%
10%
3%
7%
7%
8%
13%
11%
11%
Q1 FY25
Q2 FY25
Q3 FY25
Q4 FY25
Q1 FY26
Q2 FY26
Q3 FY26
Q4 FY26
Q1 FY27
Q2 FY27

MongoDB.

INVESTOR DAY

Note: EA & Other growth refers to the year-over-year growth rate for EA & Other subscription revenue only and does not include Professional Services revenue. Please refer to the appendix for the definition of ARR.

Our largest customer segments are growing fastest, reflecting our move up-market


Total Customers
23% CAGR
20,200
29,000
37,000
45,000
50,700
59,900
70,600
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27


$100K+ Customers
24% CAGR
819
1,126
1,462
1,855
2,189
2,564
2,999
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27


$1M+ Customers
34% CAGR
75
123
177
249
292
370
434
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27


$5M+ Customers
57% CAGR
6
14
25
39
45
62
90
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27

MongoDB. INVESTOR DAY

Note: Customer cohorts are based on Total ARR. Please refer to the appendix for the definition of ARR.

Our customers continue to expand, led by our largest accounts


ARR Growth by Customer Size ($M)
$5M+: 34x
$1M-$5M: 22x
$500K-$1M: 23x
$100K-$500K: 23x
<$100K: 26x
Q2 FY18
Q2 FY19
Q2 FY20
Q2 FY21
Q2 FY22
Q2 FY23
Q2 FY24
Q2 FY25
Q2 FY26
Q2 FY27

MongoDB. INVESTOR DAY

Note: Growth factors (e.g., 26x for <$100k) are calculated as Q2FY27 ARR / Q2FY18 ARR. Please refer to the appendix for the definition of ARR.

Total ARR has grown the last two years


ARR by Product ($M) & YoY ARR Growth
Atlas ARR
EA & Other ARR
Total Subscription ARR Growth
22%
23%
25%
$1,877
$510
$1,367
$2,309
$544
$1,765
$2,886
$605
$2,281
Q2 FY25
Q2 FY26
Q2 FY27

- **Atlas** ARR growth is consistent with revenue growth
- **EA & Other** ARR growth has accelerated each year and has been double-digits for the past 3 quarters
- **Total Subscription** ARR growth has accelerated each year

MongoDB. INVESTOR DAY

Note: EA & Other growth refers to the year-over-year growth rate for EA & Other subscription revenue only and does not include Professional Services revenue.
Please refer to the appendix for the definition of ARR.

I N V E S T O R D A Y 03 REVENUE GROWTH DRIVES MARGIN

I N V E S T O R D A Y 125 …and we continue to invest to drive growth Revenue Growth and Operating Margin % Revenue Growth Operating Margin % (1) FY25 19.2% FY26 FY27 Guidance (2) (High End) 14.9% 18.5% 21.0% 22.8% 23.0% Leverage is showing up in the model… (1) Operating Margin is a non-GAAP measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP measures for historical periods is included in the Appendix to this presentation. (2) Current guidance are forward looking statements as of September 1, 2026. This presentation does not constitute re-affirmation or update to guidance as of any other date. See Safe Harbor for important information about these assumptions and forward-looking statements.

I N V E S T O R D A Y Key investment areas ● Strengthening our core database capabilities to meet the demands of AI. Examples include: ○ Full Text Search and Vector Search on EA ○ MongoDB 9.0 ○ Atlas Infinite ○ Atlas Managed MCP Server ○ Voyage AI Models & AI Database Integrations ● Launching new products like Atlas Agent Engine that move us beyond the data layer into the agent stack ● Engaging with executive buyers to support our up-market focus ● Building GTM platform specialization to drive faster adoption of new product innovations ● Capturing legacy migration opportunities ● Deepening our partner ecosystem ● Continuing strategic geo and vertical investments like Japan and US Public Sector Innovation / R&D Go-to-market

I N V E S T O R D A Y (1) Shares outstanding used in the EPS calculation is based on forecasted diluted weighted-average shares outstanding based on the information available as of September 1, 2026. (2) Current guidance are forward looking statements as of September 1, 2026. This presentation does not constitute re-affirmation or update to guidance as of any other date. See Safe Harbor for important information about these assumptions and forward-looking statements. We expect to reach GAAP profitability this year SBC as a % of revenue FY23 FY24 FY25 FY26 FY27 YTD 0% 10% 20% 30% 40% 30% 27% 25% 22% 20% GAAP EPS ($) $0 FY23 FY24 FY25 FY26 FY27 Guidance (1, 2) (High End) -$5.03 -$2.48 -$1.73 -$0.88 $0.77

I N V E S T O R D A Y 128 w Note: FCF and FCF Conversion are non-GAAP measures. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures for historical periods is included in the Appendix to this presentation. (1) FCF Conversion is defined as free cash flow / non-GAAP income from operations. Our business model is generating meaningful cash flow Historical Trend Current FY23 FY24 FY25 FY26 110 114 335 -25 41% 38% 108% -40% FCF ($M) FCF Conversion % (1) 1H FY26 1H FY27 176 108% 101% FCF ($M) FCF Conversion % (1) 493

I N V E S T O R D A Y 04 AI and NEW PRODUCT INNOVATIONS

Strong signals of AI adoption across our customer base

Atlas Multi-Feature [1] - % of Atlas Customers with $100K+ ARR


34%
42%
48%
Q2 FY25
Q2 FY26
Q2 FY27

Driven by Vector Search and Full Text Search adoption.

Vector Search - Customer Count

4x

Vector Search customer count growth in 2 years

MongoDB.
INVESTOR DAY

(1) Multi-feature is defined as Atlas customers leveraging two or more features on our platform.

We are seeing traction from AI use cases

% of Atlas ARR from Customers with at least one AI Use Case


30% YoY
~30%
~40%
Q2
FY26
Q2
FY27

MERCOR | CONDÉ NAST | RIPPLING
emergent | Adobe | musement
cisco | coinbase | ElevenLabs
ROX | LG U+ | tavily
DevRev | okta | FINANCIAL TIMES

MongoDB. INVESTOR DAY

Note: A workload is considered attributable to AI if it is using our vector search feature, is using an AI-related driver, or belongs to a company that was admitted to and participating in either the MongoDB AI Applications Program ("MAAP") or the MongoDB AI Innovators Program ("MAIP").

AI revenue impact is still small, but growing rapidly


AI Natives - Customer Count
~2x in 2 years
1,200+
1,700+
2,200+
Q2 FY25
Q2 FY26
Q2 FY27


AI Natives - Revenue and Growth
Atlas Revenue from AI Natives
YoY Growth %
67%
129%
165%
Q2 FY25
Q2 FY26
Q2 FY27

This AI native cohort makes up low single-digits of Atlas revenue

MongoDB. INVESTOR DAY

Note: AI Natives are defined as companies whose core product would not exist without modern generative or deep-learning AI — the application itself is the AI capability (e.g., generative media, agents, AI-native vertical workflows). Excludes traditional SaaS that added AI as a feature.

New product innovations will enhance our position as the best intelligent data platform for the AI era

EA Features

Full Text Search, Vector Search & Hybrid Search

- Expands EA from a database into a full AI-ready platform
- Creates incremental EA monetization through new search and vector search licenses
- Launched June 30, 2026 with early revenue contributions beginning this fiscal year

Atlas Infinite

Decouples compute & storage

- Perfectly suited for the bursty nature of AI agent workloads
- Positions MongoDB to win more opportunities where compute & storage separation are critical
- Initial revenue contributions expected to ramp in FY28, more meaningful impact in FY29+

Atlas Agent Engine

Open, secure & governed agentic infrastructure

- Moves MongoDB beyond the data layer into the agent stack
- Creates a new, incremental revenue opportunity as enterprise agents move into production
- Initial revenue contributions expected in FY28, more meaningful impact in FY29+

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 05 FINANCIAL TARGETS

Long-term financial targets

TARGETS	PRIOR (3-5 YEARS)	UPDATED (~3 YEARS) [1]
Total revenue growth	High teens	20%+
Atlas revenue growth	20%+	Mid-20%
EA & Other ARR growth	Low-to-mid single digits	
Operating margin [2, 4]	20%+ *(100-200 bps expansion on average every year)*	
FCF conversion [2, 3, 5]	80-100%	
GAAP profitability	--	

(1) Updated long-term financial targets include forward looking statements as of September 29, 2026. See Safe Harbor for important information about these forward-looking statements.
(2) Operating Margin and FCF Conversion are non-GAAP measures.
(3) FCF Conversion is defined as free cash flow / non-GAAP income from operations.
(4) Reconciliations of forward-looking non-GAAP operating margin to the most directly comparable GAAP measures are not available beyond FY 2027 without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.
(5) Reconciliations of forward-looking non-GAAP free cash flow conversion to the most directly comparable GAAP measure are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.

MongoDB. INVESTOR DAY

Targeted upsides to Atlas long-term target

Atlas YoY Revenue Growth (%)


Mid-20%
20%+
Prior
Long-term Targets
(3-5 Yrs)
Updated
Long-term Targets (1)
(~3 Yrs)

Targeted Sources of Upside

- Enterprise AI workloads
- AI native contribution
- New product innovations
- App modernization
- Partnerships

MongoDB. INVESTOR DAY

(1) Updated long-term financial targets include forward looking statements as of September 29, 2026. See Safe Harbor for important information about these forward-looking statements.

Long-term financial targets

TARGETS	PRIOR (3-5 YEARS)	UPDATED (~3 YEARS) [1]
Total revenue growth	High teens	20%+
Atlas revenue growth	20%+	Mid-20%
EA & Other ARR growth	Low-to-mid single digits	10%+ growth
Operating margin [2, 4]	20%+ *(100-200 bps expansion on average every year)*	100-200 bps expansion on average every year
FCF conversion [2, 3, 5]	80-100%	80-100%
GAAP profitability	--	GAAP profitability starting in FY27

(1) Updated long-term financial targets include forward looking statements as of September 29, 2026. See Safe Harbor for important information about these forward-looking statements.
(2) Operating Margin and FCF Conversion are non-GAAP measures.
(3) FCF Conversion is defined as free cash flow / non-GAAP income from operations.
(4) Reconciliations of forward-looking non-GAAP operating margin to the most directly comparable GAAP measures are not available beyond FY 2027 without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.
(5) Reconciliations of forward-looking non-GAAP free cash flow conversion to the most directly comparable GAAP measure are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.

MongoDB. INVESTOR DAY

I N V E S T O R D A Y 138 Continue to generate strong FCF Manage dilution by leveraging FCF for share buybacks Pursue disciplined acquisitions that accelerate our product roadmap or open adjacencies Capital allocation strategy

I N V E S T O R D A Y 139 Key takeaways from the day Core products We are confident about the durability of growth for both Atlas and EA Business model Revenue growth funds investment and drives margin expansion to support our new long-term financial targets Team We have proven execution and the right team to keep hitting our commitments AI and new innovations AI momentum is building but still early, and new innovations strengthen our right to win Market opportunity We are seeing strong traction in a large and growing market, and we still have a relatively small share

I N V E S T O R D A Y 140 Q&A

INVESTOR DAY 2026 September 29, 2026

I N V E S T O R D A Y 142 APPENDIX

I N V E S T O R D A Y This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: non-GAAP income from operations, non-GAAP operating margin, free cash flow and free cash flow Non-GAAP income from operations and non-GAAP operating margin exclude expenses associated with stock-based compensation including employer payroll taxes upon the vesting and exercising of stock-based awards and expenses related to stock appreciation rights previously issued to our employees in China, amortization of intangible assets for the acquired technology and acquired customer relationships associated with prior acquisitions, certain acquisition-related costs and other, including due diligence costs, professional fees in connection with an acquisition and certain integration-related expenses, legal costs and settlement fees incurred in connection with non-ordinary course litigation, particularly ongoing securities litigation, and restructuring costs associated with a formal restructuring plan that are primarily related to workforce reductions. The Company excludes these expenses because they are not reflective of ordinary course ongoing business and operating results. Free cash flow represents net cash from/used in operating activities, less capital expenditures, principal payments of finance lease liabilities and capitalized software development costs, if any. MongoDB uses free cash flow to understand and evaluate its liquidity and to generate future operating plans. The exclusion of capital expenditures, principal payments of finance lease liabilities and amounts capitalized for software development facilitates comparisons of MongoDB’s liquidity on a period-to-period basis and excludes items that it does not consider to be indicative of its liquidity. MongoDB believes that free cash flow is a measure of liquidity that provides useful information to investors in understanding and evaluating the strength of its liquidity and future ability to generate cash that can be used for strategic opportunities or investing in its business in the same manner as MongoDB’s management and board of directors. Free cash flow conversion is defined as free cash flow divided by non-GAAP income from operations. MongoDB uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating MongoDB’s ongoing operational performance. MongoDB believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in MongoDB’s industry, many of which may present similar non-GAAP financial measures to investors. Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies may report non-GAAP income from operations, non-GAAP operating margin and free cash flow or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as presented below. Operating margin and free cash flow conversion are non-GAAP. Reconciliations of non-GAAP operating margin to the most directly comparable GAAP measures for long-term guidance beyond FY 2027 are not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure and the lack of a timeline for the achievement of said long-term financial model. Reconciliations of non-GAAP free cash flow conversion to the most directly comparable GAAP measure are not available without unreasonable efforts on a forward-looking basis, including for FY 2027 guidance and the long-term financial targets, due to the high variability, complexity and low visibility with respect to the items excluded from free cash flow. This presentation and any future presentations containing such non-GAAP reconciliations can also be found on the Investor Relations page of MongoDB’s website at https://investors.mongodb.com. Non-GAAP Financial Measures

I N V E S T O R D A Y We calculate annualized recurring revenue (“ARR”) to help us measure our subscription revenue performance. ARR includes the revenue we expect to receive from our customers over the following 12 months based on contractual commitments and, in the case of direct sales customers of Atlas, by annualizing the prior 90 days of their actual usage of Atlas, assuming no increases or reductions in their subscriptions or usage. For all other customers of our self-serve products, we calculate ARR by annualizing the prior 30 days of their actual usage of such products, assuming no increases or reductions in usage. ARR excludes professional services. Enterprise Advanced + Other annualized recurring revenue (“ARR”) includes the revenue we expect to receive from our customers over the following 12 months based on contractual commitments for subscription products excluding Atlas. Definitions

GAAP to Non-GAAP Reconciliations

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:

	Six Months Ended		Years Ended January 31,			
	2025	2026	2023	2024	2025	2026
(in thousands, unaudited)						
Income (loss) from operations on a GAAP basis	$(118,848)	$3,596	$(346,655)	$(233,732)	$(216,064)	$(136,968)
GAAP operating margin (Income (loss) from operations/Total revenue)	*(10%)*	*0%*	*(27%)*	*(14%)*	*(11%)*	*(6%)*
Add back:						
Expenses associated with stock-based compensation	280,662	297,687	399,449	493,588	512,177	574,372
Restructuring	4,772	357	—	—	—	4,713
Amortization of intangible assets	5,732	6,249	9,180	10,572	3,163	12,121
Legal fees related to securities litigation	—	581	—	—	—	—
Certain acquisition-related costs and other	1,930	579	—	—	—	1,934
Non-GAAP income from operations	**$174,248**	**$309,409**	**$61,974**	**$270,428**	**$299,276**	**$456,172**
Non-GAAP operating margin (Non-GAAP income from operations/Total revenue)	*15%*	*21%*	*5%*	*16%*	*15%*	*19%*

Reconciliation of net cash provided by operating activities to non-GAAP free cash flow

	Six Months Ended		Years Ended January 31,			
	2025	2026	2023	2024	2025	2026
(in thousands, unaudited)						
Net cash provided by operating activities	$182,034	$343,509	$(12,970)	$121,477	$150,191	$505,148
Capital expenditures	$(2,148)	$(4,791)	$(7,244)	$(6,074)	$(29,550)	$(4,960)
Principal payments of finance leases	$(4,085)	$(3,554)	$(4,510)	$(5,483)	$(6,179)	$(7,539)
Free cash flow	**$175,801**	**$335,164**	**$(24,724)**	**$109,920**	**$114,462**	**$492,649**
Non-GAAP free flow conversion (Free cash flow/Non-GAAP income from operations)	*101%*	*108%*	*(40%)*	*41%*	*38%*	*108%*

Reconciliation of GAAP Guidance to Non-GAAP Guidance

	Full Year Fiscal 2027
(in millions of U.S. dollars, except share and per share data, unaudited)	
Revenues expected to be in the range of	$2.99 billion to $3.03 billion
Income (loss) from operations – GAAP guidance	$(28.0) to $(8.0)
Add back:	
Expenses associated with stock-based compensation	628.9
Restructuring	0.4
Amortization of intangible assets	12.6
Legal fees related to securities litigation	1.6
Certain acquisition-related costs and other	0.8
Income (loss) from operations – non-GAAP guidance	**$616.3 to $636.3**
Non-GAAP operating margin expected to be in the range of	*20.6% to 21.0%*

MongoDB. INVESTOR DAY